VANGUARD(R)
ASSET ALLOCATION FUND

[PHOTO]

SEMIANNUAL REPORT
March 31, 2000

[THE VANGUARD GROUP LOGO]

HAVE THE PRINCIPLES OF INVESTING CHANGED?

In a world of frenetic change in business, technology, and the financial markets, it is natural to wonder whether the basic principles of investing have changed.

     We don't think so.

     The most successful investors over the coming decade will be those who began the new century with a fundamental understanding of risk and who had the discipline to stick with long-term investment programs.

     Certainly, investors today confront a challenging, even unprecedented, environment. Valuations of market indexes are at or near historic highs. The strength and duration of the bull market in U.S. stocks have inflated people's expectations and diminished their recognition of the market's considerable risks. And the incredible divergence in stock returns--many technology-related stocks gained 100% or more in 1999, yet prices fell for more than half of all stocks--has made some investors question the idea of diversification.

     And then there is the Internet. Undeniably, it is a powerful medium for communications and transacting business. For investors, the Internet is a vast source of information about investments, and online trading has made it inexpensive and convenient to trade stocks and invest in mutual funds.

     However, new tools do not guarantee good workmanship. Information is not the same as wisdom. Indeed, much of the information, opinion, and rumor that swirl about financial markets each day amounts to "noise" of no lasting significance. And the fact that rapid-fire trading is easy does not make it beneficial. Frequent trading is almost always counterproductive because costs--even at low commission rates--and taxes detract from the returns that the markets provide. Sadly, many investors jump into a "hot" mutual fund just in time to see it cool off. Meanwhile, long-term fund investors are hurt by speculative trading activity because they bear part of the costs involved in accommodating purchases and redemptions.

     Vanguard believes that intelligent investors should resist short-term thinking and focus instead on a few time-tested principles:

     o Invest for the long term. Pursuing your long-term investment goals is more like a marathon than a sprint.

     o Diversify your investments with holdings in stocks, bonds, and cash investments.

Remember that, at any moment, some part of a diversified portfolio will lag other parts, and be wary of taking on more risk by "piling onto" the best-performing part of your holdings. Today's leader could well be tomorrow's laggard.

     o Step back from the daily frenzy of the markets; focus on your overall asset allocation.

     o Capture as much of the market's return as possible by minimizing costs and taxes. Costs and taxes diminish long-term returns while doing nothing to reduce the risks you incur as an investor.

--------------------------------------------------------------------------------
CONTENTS

REPORT FROM THE CHAIRMAN        1          PERFORMANCE SUMMARY             7
THE MARKETS IN PERSPECTIVE      3          FUND PROFILE                    8
REPORT FROM THE ADVISER         5          FINANCIAL STATEMENTS           12
--------------------------------------------------------------------------------

All comparative mutual fund data arefrom Lipper Inc. or Morningstar, Inc., unless otherwise noted.
"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc.
Frank Russell Company is the owner of trademarks and copyrights relating to the Russell Indexes.
"Wilshire 4500" and "Wilshire 5000" are trademarks of Wilshire Associates.

REPORT FROM THE CHAIRMAN


[PHOTO]
JOHN J. BRENNAN

Vanguard Asset Allocation Fund delivered an excellent absolute return of 10.8% during the six months ended March 31, 2000, the first half of our fiscal year. However, your fund's performance was less impressive on a relative basis as it lagged the returns of its average competitor and its composite index of stocks and bonds.
------------------------------------------------------------
                                         TOTAL RETURNS
                                        SIX MONTHS ENDED
                                        MARCH 31, 2000
------------------------------------------------------------
Vanguard Asset Allocation Fund              10.8%
------------------------------------------------------------
Average Flexible Fund*                      13.6%
------------------------------------------------------------
Asset Allocation Composite Index**          13.5%
------------------------------------------------------------
S&P 500 Index                               17.5%
Lehman Long Treasury Index                   5.8
Salomon Smith Barney 3-Month
  Treasury Index                             2.6
------------------------------------------------------------
 *Derived from data provided by Lipper Inc.
**65% S&P 500 Index and 35% Lehman Long
  Treasury Index.

     The adjacent table compares our six-month total return (capital change plus reinvested dividends) with those of the average competing fund and our composite index, which is weighted 65% in large-capitalization stocks and 35% in long-term U.S. Treasury bonds. We also present six-month returns for the index's two components--the Standard & Poor's 500 Index and the Lehman Brothers Long U.S. Treasury Bond Index--as well as for the Salomon Smith Barney 3-Month U.S. Treasury Bill Index, a measure of short-term reserves. As you know, the fund may invest in any combination of the three asset classes.

     The fund's return is based on an increase in net asset value from $24.11 per share on September 30, 1999, to $25.14 per share on March 31, 2000, and is adjusted for a dividend of $0.53 per share paid from net investment income and a distribution of $0.96 per share paid from net realized capital gains.

THE PERIOD IN REVIEW

In March, the remarkably vibrant U.S. economy completed its 108th month of uninterrupted expansion--a record nine full years without a recession. In the last quarter of 1999, the economy was growing at an astounding 7.3% rate. The engine of the expansion--consumer demand--remained strong throughout our fiscal half-year. Americans' ardor for spending combined with other factors to prompt an uptick in inflation. But there was also remarkable growth in the production of goods and services during the period, and corporate profits improved. Amid these generally accommodating conditions, stock market averages turned in a terrific, yet turbulent, performance. The bond market was generally weak.

     Large-cap stocks--which had gained just 0.4% from April 1999 through September 1999--resumed their climb. The S&P 500 Index, which is dominated by large-cap stocks, gained 17.5%. The overall U.S. stock market, as measured by the Wilshire 5000 Total Market Index, did even better, advancing 23.2%.

     The bull market in stocks continued despite three quarter-point interest rate hikes--raising the federal funds rate from 5.25% to 6.0%--by the Federal Reserve Board. The yield on Treasury bills responded by climbing 102 basis points (1.02 percentage point) to 5.87% as of March 31. But long-term interest rates went the other way. The yield of the benchmark 30-year Treasury bond fell 22 basis points, on balance, ending the half-year--unusually--below the T-bill rate, at 5.83%. Typically, long-term bonds carry higher yields than short-term bonds. This relationship, which is often depicted in an upward sloping yield curve, compensates long-term bond investors for the risks associated with cash flows that they will not receive for many years. Analysts attributed the inversion of the yield curve during the period to technical factors that are unlikely to persist for long.

     The overall bond market, as measured by the Lehman Aggregate Bond Index, returned 2.1%, as price declines for corporate, mortgage-backed, and shorter-term Treasury bonds offset some of their interest income. Prices declined because short-term interest rates rose, making the fixed yields on outstanding bonds less attractive. One oasis in this difficult environment was the market for long-term Treasury bonds, which posted a total return of 5.8% thanks to the slight downward movement of yields on long-term Treasuries.

PERFORMANCE OVERVIEW

Vanguard Asset Allocation Fund is managed according to a proprietary asset-allocation model developed by our investment adviser, Mellon Capital Management. The model assesses various factors to project the long-term returns on stocks, bonds, and short-term reserves. It then recommends asset allocation changes designed to exploit temporary imbalances between the prices and values of the different asset classes. During the first half of our fiscal year, our adviser made just one shift. The fund moved from 50% stocks/50% bonds to 40% stocks/60% bonds in November and remained in that position--which it last took in 1992--for the remainder of the period. The fund has never had a smaller stake in stocks. (For more information, see the Report from the Adviser on page 5.)

     In a period of rising stock prices, of course, this relatively conservative allocation had a cost. A "neutral" mix of 65% stocks and 35% bonds would have provided a return of 13.5% for the six months. Likewise, our average competitor, which provided a total return of 13.6%, held a bigger stake in stocks--and therefore outperformed--Vanguard Asset Allocation Fund. Six months is far too brief a period, however, to judge the effectiveness of an investment strategy. We note that Asset Allocation Fund's long-term record, compiled exclusively by Mellon Capital, is excellent. The fund has managed to provide much of the return of stocks while taking significantly less risk.

IN SUMMARY

Stocks continued to provide impressive returns during the six months ended March
31. But volatility was extreme. In fact, as I write this letter, the U.S. stock market has just completed an eye-opening week during which the S&P 500 Index and the Nasdaq Composite Index declined -10.5% and -25.3%, respectively.

     How should an investor respond to such volatility? By holding a balanced investment portfolio that includes stocks, bonds, and short-term reserves in proportions that are appropriate to his or her time horizon, goals, and risk tolerance. Once such a program is in place, the best course is to stick with it. Short-term fluctuations are unsettling, but they are a natural part of investing.


/S/
John J. Brennan
Chairman and Chief Executive Officer

April 17, 2000

THE MARKETS IN PERSPECTIVE
SIX MONTHS ENDED MARCH 31, 2000

A strong economy and an extraordinary run-up in prices for technology stocks carried broad market indexes higher during a volatile but generally rewarding six months ended March 31, 2000.

     The rise in stocks was surprising in light of higher inflation and rising interest rates, both of which did some damage to bond prices. For stock investors, however, worries about inflation and interest rates did little to dampen enthusiasm for technology, telecommunications, and media companies.

     The U.S. economy continued its rapid growth during the semiannual period. Gross domestic product, an estimate of total economic output, increased at a 7.3% pace, even after inflation, during the final three months of 1999. The economy expanded by more than 4% during 1999, which is a brisk clip for a large economy, especially one that in March completed a record 108 consecutive months without a recession.

----------------------------------------------------------------------
                                              TOTAL RETURNS
                                        PERIODS ENDED MARCH 31, 2000
                                       -------------------------------
                                      6 MONTHS    1 YEAR     5 YEARS*
----------------------------------------------------------------------
STOCKS
  S&P 500 Index                       17.5%       17.9%       26.8%
  Russell 2000 Index                  26.8        37.3        17.2
  Wilshire 5000 Index                 23.2        24.0        25.9
  MSCI EAFE Index                     17.0        25.4        12.7
----------------------------------------------------------------------
BONDS
  Lehman Aggregate Bond Index          2.1%        1.9%        7.1%
  Lehman 10 Year Municipal Bond Index  2.2         0.5         6.2
  Salomon Smith Barney 3-Month
   U.S. Treasury Bill Index            2.6         5.0         5.2
----------------------------------------------------------------------
OTHER
  Consumer Price Index                 1.9%        3.7%        2.5%
----------------------------------------------------------------------
*Annualized.

     Inflation measures sent mixed messages. Higher oil prices did cause the Consumer Price Index to increase by 1.9% and 3.7% for the six- and twelve-month periods ended March 31. But if energy and food prices were factored out, inflation remained tame. Nonetheless, the Federal Reserve Board, concerned that rapid growth and low unemployment (around 4% of the workforce) would cause inflation to build momentum, continued the efforts it began in June 1999 to slow the economy. The Fed raised its target for short-term interest rates by 0.25 percentage point on three occasions during the six months, bringing the federal funds rate to 6.0%.

U.S. STOCK MARKETS

The technology sector continued to dominate the stock market during the half-year, although it suffered some setbacks. Over a five-week period from March 10 through April 14, technology stocks fell sharply and the Nasdaq
Composite Index, which is dominated by large tech issues, declined -34%. However, for the six months ended March 31, the Nasdaq Composite registered an incredible 67.3% return.

     The overall stock market, as measured by the Wilshire 5000 Index, posted a 23.2% gain. Large-capitalization stocks didn't do quite as well--the S&P 500 Index returned 17.5%. The small-cap Russell 2000 Index gained 26.8%.

     Computer software and hardware companies, semiconductor makers, and an array of Internet-related companies powered the advance on Wall Street. Indeed, one-third of the 57 companies in the S&P 500's tech group gained more than 100% during the six months. A number of tech-related companies within the producer-durables and utility groups also posted impressive gains. For the half-year, technology stocks, which accounted for one-quarter of the total market capitalization of the S&P 500 Index, gained 53%. Producer-durables companies returned 36%. The oil-drilling and services companies in the "other energy" category benefited from higher oil prices and returned about 30% for the six months.

     Despite the impressive gains for the market averages, many individual stocks declined. The market's worst-performing sectors were consumer staples (-14%), including large food, beverage, supermarket, and tobacco stocks, and the materials & processing group (-6%), which was hurt by higher energy prices, competitive pressure from imports, and higher interest rates.

     With demand for stocks high, Wall Street came up with new supply: During the first three months of 2000, a record $75 billion in new stock was issued through underwriters.

U.S. BOND MARKETS

The step-by-step increases in short-term interest rates by the Federal Reserve did succeed in elevating other short-term rates. For example, yields of 3-month U.S. Treasury bills rose by 102 basis points (about 1 percentage point) during the half-year, from 4.85% on September 30 to 5.87% on March 31. Yields on 3-year Treasury notes rose about 75 basis points, in line with the Fed's actions.

     But for long-term Treasury bonds, interest rates fell during the period. This was due primarily to the federal government's budget surplus, which resulted in reduced issuance of new bonds and steps by the Treasury to buy back some of its existing long-term securities. This reduced supply of long-term bonds caused the yield on the 30-year Treasury to fall 22 basis points--from 6.05% to 5.83%--during the half-year. Yields of 10-year Treasury securities rose only 12 basis points to 6.00% as of March 31.

     Higher short-term rates and lower or relatively stable long-term rates resulted in an inversion in the yield curve. Instead of the usual upward sloping curve--with yields rising along with the maturity of Treasury securities--yields were lower for long-term bonds.

     Outside of the Treasury market, yields rose and prices fell for most intermediate- to long-term corporate and municipal bonds. The overall bond market, as measured by the Lehman Aggregate Bond Index, posted a 2.1% return, as an average price decline of -1.3% offset much of the 3.4% income provided by the market.

INTERNATIONAL STOCK MARKETS

Stock markets in Europe, Asia, and many emerging markets produced double-digit gains during the half-year as investors responded to improving global economic growth and a rise in corporate merger and acquisition activity. The overall return from developed foreign markets was an excellent 17.0%, as measured by the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index.

     In Europe, an average return of 27.7% in local-currency terms was reduced to 17.6% for U.S. investors because of the U.S. dollar's gains against European currencies. (Returns from abroad are diminished when the dollar rises in value against other currencies, and increased when the dollar falls.) Stocks in the Pacific region, which is dominated by Japan, returned 15.6% in dollars and 12.8% in local-currency terms. The Select Emerging Markets Free Index soared 26.2% in dollars, led by big gains in Turkey (111%) and Brazil (60%).

REPORT FROM THE ADVISER

Vanguard Asset Allocation Fund had a total return of 10.8% for the six months ended March 31, 2000. This was below the 13.5% return of the fund's index benchmark, a composite that is weighted 65% in stocks and 35% in bonds. The S&P 500 Index, which constitutes the stock portion of the benchmark, returned 17.5%. The other benchmark component, the Lehman Long Treasury Index, returned 5.8% during the half-year.

     Stocks outperformed bonds during the first fiscal quarter while the economy continued on its path of solid growth with low inflation. Gross domestic product
(GDP) grew at a 5.7% annual rate in the quarter ended September 30. During that quarter, the personal spending component of GDP, which accounts for two-thirds of economic activity, grew at a 4.9% pace. The Conference Board's Consumer Confidence Index rose to a 31-year high of 141.7 in December, when the jobless rate was at a 30-year low of 4.1%. Yet there were few signs of a pickup in broad-based inflation during the quarter. Core inflation--as measured by the Consumer Price Index excluding energy and food--remained near the 33-year low touched in August. Meanwhile, in most industries, companies found it difficult to raise prices due to tough competition, a fact reflected in restrained increases in producer prices. The core rate of inflation in producer prices grew by just 0.8% in 1999, and the GDP price deflator--the broadest measure of inflation--rose at a 1.1% rate.

     However, by late 1999 it appeared that the strong demand for workers was exerting modest upward pressure on wages--average hourly earnings rose 0.4% during December and 3.7% for all of 1999. Even so, the rise in average hourly earnings was lower than those seen in both 1998 and 1997. Nevertheless, in view of the tight labor market, the Federal Reserve Board acted preemptively, raising its target federal funds rate to 5.5% on November 16, the third increase since June 1999.

     Bonds significantly outperformed stocks during the January-March quarter, during which the current economic expansion became the longest in U.S. history. The Lehman Long Treasury Bond Index returned 8.1%, while the S&P 500 Index gained 2.3%. In its continuing effort to slow the economy and keep inflation from accelerating, the Federal Reserve raised the target for the federal funds rate twice to a level of 6.0% by quarter-end. In all, the Fed has raised the fed funds rate five times by a total of 1.25 percentage points since June 1999.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY
The adviser believes that, although the financial markets are very efficient, imbalances can be identified in the relative pricing of stocks, bonds, and money market instruments. Implicit in this approach is a belief that such imbalances occur only periodically and do not persist for long periods. The adviser attempts to identify these windows of opportunity and to structure the portfolio to take advantage of them.
--------------------------------------------------------------------------------

     However, through March 2000 there was little evidence that higher rates had slowed the economy's growth. Labor markets remained tight and economic indicators continued to signal stronger-than-expected growth. The economy added 817,000 jobs during the January-March quarter, pushing the unemployment rate as low as 4.0% in January--near the record of 3.9% recorded in January 1970. The Consumer Confidence Index reached an all-time high of 144.7 in January, surpassing the record of 142.3 set in October 1968. GDP grew at an annual rate of 7.3% in the fourth quarter of 1999, the fastest pace since a 9.0% annual rate in the first quarter of 1984. For all of 1999, the economy grew at a 4.6% "real" rate (after inflation), having grown 4.3% in 1998 and 4.5% in 1997. The last time the economy expanded at 4% or more for three years in a row was 1976-1978. Again, inflation remained subdued, despite well-publicized increases in the price of oil. For the 12 months through March 2000, core inflation, which excludes energy and food prices, was 1.2% at the producer level and 2.4% at the consumer level.

     The fund began the semiannual period with an allocation of 50% stocks/50% bonds. The sharp divergence in returns on stocks and bonds during the October-December quarter presented an opportunity for us to shift the fund's asset allocation. The rise in equity prices through early November lowered the expected return on stocks, while higher bond yields raised the expected return on bonds. The net effect of these changes was to narrow the spread between the expected returns on stocks and bonds, prompting our tactical asset allocation model to call for a shift of 10% of assets from stocks into bonds. On November 4, the fund's allocation was shifted to 40% stocks/60% bonds.

     As stock prices continued to rise during December, the expected return on stocks fell. Meanwhile, increasing bond yields raised the expected return on bonds. Although these changes narrowed the spread between the expected returns on stocks and bonds, the narrowing wasn't sufficient to prompt a change in the fund's holdings.

     A decline in stock prices in January and February raised the expected return on stocks, while falling bond yields lowered expected returns on bonds. But the changes weren't enough to trigger any shifts in asset allocation. Stocks increased during early March, lowering their expected return. Meanwhile, bond yields continued to fall, further lowering the expected return on bonds. On balance, expected returns for stocks and bonds didn't change much, and the fund held its allocation at approximately 40% stocks and 60% bonds.

     During the past six months, forecasts of improved corporate earnings boosted expected returns on stocks. Our long-run forecast for stock returns is near 10%. However, with yields on long Treasury bonds near 6.0%, our tactical asset allocation model finds bonds somewhat more attractive than stocks. Therefore, the Asset Allocation Fund has a lighter weight in stocks and a heavier weight in bonds than our index benchmark.

William L. Fouse, CFA
Mellon Capital Management Corporation

April 13, 2000
                                       6

PERFORMANCE SUMMARY
ASSET ALLOCATION FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.


TOTAL INVESTMENT RETURNS: NOVEMBER 3, 1988-MARCH 31, 2000
----------------------------------------------------------
             ASSET ALLOCATION FUND             COMPOSITE
                                               INDEX*
FISCAL  CAPITAL      INCOME      TOTAL         TOTAL
YEAR    RETURN       RETURN      RETURN        RETURN
----------------------------------------------------------
1989    21.1%        2.8%        23.9%         27.8%
1990    -8.6         4.0         -4.6          -5.1
1991    20.9         6.4         27.3          27.5
1992     7.2         5.0         12.2          12.2
1993    10.7         4.7         15.4          15.5
1994    -5.2         3.1         -2.1          -1.5
----------------------------------------------------------
             ASSET ALLOCATION FUND             COMPOSITE
                                               INDEX*
FISCAL  CAPITAL      INCOME      TOTAL         TOTAL
YEAR    RETURN       RETURN      RETURN        RETURN
----------------------------------------------------------
1995    23.6%        5.0%        28.6%         27.4%
1996    11.1         4.2         15.3          13.9
1997    24.7         4.7         29.4          30.4
1998    11.5         3.7         15.2          14.2
1999    10.5         4.2         14.7          14.4
2000**  8.5          2.3         10.8          13.5
----------------------------------------------------------
 *65% S&P 500 Index, 35% Lehman Long Treasury Index.
**Six months ended March 31, 2000.
See Financial Highlights table on page 20 for dividend and capital gains information for the past five years.


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED MARCH 31, 2000
--------------------------------------------------------------------------------
                                                                 10 YEARS
                      INCEPTION                           ----------------------
                        DATE      1 YEAR    5 YEARS      CAPITAL  INCOME   TOTAL
--------------------------------------------------------------------------------
Asset Allocation Fund 11/3/1988  10.01%    20.82%       11.40%   4.48%    15.88%
--------------------------------------------------------------------------------

FUND PROFILE
ASSET ALLOCATION FUND

This Profile provides a snapshot of the fund's characteristics as of March 31, 2000, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 10 and 11.

TOTAL FUND CHARACTERISTICS                    FUND ASSET ALLOCATION*
---------------------------------             ----------------------------------
Turnover Rate    31%*                         STOCKS         41%
Expense Ratio  0.47%*                         BONDS          58%
Cash Reserves   1.2%                          CASH RESERVES   1%

*Annualized.                                  *Actual  allocation may vary
                                               slightly from target  allocation
                                               because of day-to-day market
                                               fluctuations.



TOTAL FUND VOLATILITY MEASURES
-------------------------------------
          ASSET ALLOCATION   S&P 500
-------------------------------------
R-Squared      0.90         1.00
Beta           0.61         1.00




TEN LARGEST STOCKS
(% OF EQUITIES)
-------------------------------------------
Microsoft Corp.                        4.3%
Cisco Systems, Inc.                    4.2
General Electric Co.                   4.0
Intel Corp.                            3.5
Exxon Mobil Corp.                      2.1
Wal-Mart Stores, Inc.                  1.9
Oracle Corp.                           1.7
International Business Machines Corp.  1.7
Citigroup, Inc.                        1.6
Lucent Technologies, Inc.              1.5
-------------------------------------------
Top Ten                               26.5%
-------------------------------------------
Top Ten as % of Total Net Assets       8.2%




SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
--------------------------------------------------------------------------------
                           MARCH 31, 1999               MARCH 31, 2000
                     -----------------------------------------------------------
                           ASSET ALLOCATION     ASSET ALLOCATION        S&P 500
                     -----------------------------------------------------------
Auto & Transportation           2.5%                 1.9%                 1.9%
Consumer Discretionary         13.2                 12.5                 12.5
Consumer Staples                8.4                  5.0                  5.0
Financial Services             16.7                 13.5                 13.5
Health Care                    12.4                  9.0                  9.0
Integrated Oils                 5.1                  4.6                  4.6
Other Energy                    1.0                  1.7                  1.7
Materials & Processing          3.3                  2.6                  2.5
Producer Durables               3.2                  4.0                  4.0
Technology                     17.3                 29.4                 29.4
Utilities                      11.1                  9.7                  9.7
Other                           5.8                  6.1                  6.2
--------------------------------------------------------------------------------

EQUITY CHARACTERISTICS
--------------------------------------------------------------------------------
                  ASSET ALLOCATION      S&P 500
------------------------------------------------
Number of Stocks               505         500
Median Market Cap           $94.4B      $94.4B
Price/Earnings Ratio         28.7x       28.7x
Price/Book Ratio              5.7x        5.7x
Dividend Yield                1.1%        1.1%
Return on Equity             24.2%       24.2%
Earnings Growth Rate         16.4%       16.4%
Foreign Holdings              1.2%        1.2%



EQUITY INVESTMENT FOCUS
----------------------------
[GRID]
STYLE                  BLEND
MARKET CAP             LARGE



FIXED-INCOME CHARACTERISTICS
----------------------------------------------------------
                                                LEHMAN
                     ASSET ALLOCATION           INDEX*
----------------------------------------------------------
Number of Bonds              31                  5,566
Average Coupon              8.0%                  6.8%
Average Duration      10.5 years             4.9 years
Average Maturity      21.0 years             8.9 years
Average Quality        Treasury                    Aaa

*Lehman Aggregate Bond Index.



FIXED-INCOME INVESTMENT FOCUS
--------------------------------------
[GRID]
AVERAGE MATURITY       LONG
CREDIT QUALITY         TREASURY/AGENCY

AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.

AVERAGE DURATION. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.

AVERAGE MATURITY. The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most creditworthy issuers of money market securities. U.S. Treasury securities are considered to have the highest credit quality.

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing instruments. This figure does not include cash invested in futures contracts to simulate stock or bond investment.

DIVIDEND YIELD. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a fund, the weighted average yield for stocks it holds.

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

EQUITY INVESTMENT FOCUS. This grid indicates the focus of a fund's equity holdings in terms of two attributes: market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend).

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FIXED-INCOME INVESTMENT FOCUS. This grid indicates the focus of a fund's fixed-income holdings in terms of two attributes: average maturity (short, medium, or long) and average credit quality (Treasury/agency, investment-grade corporate, or below investment-grade).

FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.

FUND ASSET ALLOCATION. This chart shows the proportions of a fund's holdings allocated to different types of assets.

MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

NUMBER OF BONDS. An indicator of diversification. The more separate issues a fund holds, the less susceptible it is to a price decline stemming from the problems of a particular bond issuer.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a fund holds, the more diversified it is and the more likely to perform in line with the overall stock market.

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

SECTOR DIVERSIFICATION. The percentages of a fund's common stocks that come from each of the major industry groups that compose the stock market.

TEN LARGEST STOCKS. The percentage of equity assets that a fund has invested in its ten largest stocks. As this percentage rises, a fund's returns are likely to be more volatile because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the period. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

FINANCIAL STATEMENTS
MARCH 31, 2000 (UNAUDITED)


STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.), with the fund's S&P 500 Index common stocks listed in descending market value order. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains
usually   approximate   the  sums  the  fund  had  available  to  distribute  to
shareholders as income  dividends or capital gains as of the statement date, but
may  differ  because  certain   investments  or  transactions   may  be  treated
differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.
--------------------------------------------------------------------------------
                                                                    MARKET
                                                                    VALUE*
ASSET ALLOCATION FUND                          SHARES               (000)
--------------------------------------------------------------------------------
COMMON STOCKS (31.0%)(1)
--------------------------------------------------------------------------------
o Microsoft Corp.                           1,082,700           $  115,037
o Cisco Systems, Inc.                       1,425,600              110,217
  General Electric Co.                        684,200              106,179
  Intel Corp.                                 695,600               91,776
  Exxon Mobil Corp.                           720,120               56,034
  Wal-Mart Stores, Inc.                       928,000               51,504
o Oracle Corp.                                588,800               45,963
  International Business
    Machines Corp.                            375,300               44,285
  Citigroup, Inc.                             700,891               41,571
  Lucent Technologies, Inc.                   663,371               40,300
  Nortel Networks Corp.                       300,520               37,865
  AT&T Corp.                                  664,221               37,362
  American International
    Group, Inc.                               322,868               35,354
o America Online, Inc.                        465,400               31,298
  Home Depot, Inc.                            476,900               30,760
o Sun Microsystems, Inc.                      325,200               30,472
  Merck & Co., Inc.                           487,500               30,286
  SBC Communications Inc.                     711,414               29,879
  Pfizer, Inc.                                805,700               29,458
o Dell Computer Corp.                         529,400               28,554
  Hewlett-Packard Co.                         212,500               28,169
  Time Warner, Inc.                           268,300               26,830
o MCI WorldCom, Inc.                          590,966               26,778
  Texas Instruments, Inc.                     167,000               26,720
o EMC Corp.                                   213,412               26,676
  Royal Dutch Petroleum Co. ADR               444,700               25,598
  The Coca-Cola Co.                           515,100               24,177
  Bristol-Myers Squibb Co.                    412,760               23,837
o QUALCOMM, Inc.                              153,500               22,919
  Motorola, Inc.                              148,140               21,091
  Johnson & Johnson                           288,100               20,185
  Bell Atlantic Corp.                         322,230               19,696
  Morgan Stanley Dean
    Witter & Co.                              232,200               18,939
o Yahoo!, Inc.                                109,000               18,680
  Bank of America Corp.                       355,988               18,667
  BellSouth Corp.                             391,700               18,410
  The Walt Disney Co.                         430,100               17,795
  Tyco International Ltd.                     352,170               17,564
  Warner-Lambert Co.                          179,100               17,462
  Procter & Gamble Co.                        274,944               15,466
  The Chase Manhattan Corp.                   171,322               14,937
o Applied Materials, Inc.                     158,400               14,929
  American Home Products Corp.                272,900               14,634
  GTE Corp.                                   204,100               14,491
  Eli Lilly & Co.                             228,300               14,383
  Wells Fargo Co.                             343,610               14,066
  American Express Co.                         93,745               13,962
o Amgen, Inc.                                 213,000               13,073
  Medtronic, Inc.                             249,300               12,823
  Chevron Corp.                               135,200               12,497
  Fannie Mae                                  214,700               12,117
o Sprint PCS                                  178,900               11,684
  E.I. du Pont de Nemours & Co.               220,867               11,678
  Ford Motor Co.                              251,300               11,544
  Sprint Corp.                                180,200               11,353
  Abbott Laboratories                         320,600               11,281
  Schering-Plough Corp.                       304,300               11,183
  Enron Corp.                                 149,200               11,171

--------------------------------------------------------------------------------
                                                                    MARKET
                                                                    VALUE*
                                               SHARES               (000)
--------------------------------------------------------------------------------
  Corning, Inc.                                57,500           $   11,155
o NEXTEL Communications, Inc.                  74,900               11,104
  General Motors Corp.                        133,531               11,058
  McDonald's Corp.                            283,100               10,634
  PepsiCo, Inc.                               307,500               10,628
  Philip Morris Cos., Inc.                    493,400               10,423
o MediaOne Group, Inc.                        126,030               10,208
  Charles Schwab Corp.                        169,250                9,615
  Compaq Computer Corp.                       353,848                9,421
o CBS Corp.                                   161,667                9,154
  Honeywell International Inc.                171,150                9,017
  The Gap, Inc.                               176,737                8,804
  Schlumberger Ltd.                           112,700                8,621
o Veritas Software Corp.                       64,564                8,458
  Gillette Co.                                223,700                8,431
o Comcast Corp.-Special Class A               193,000                8,371
  Bank One Corp.                              243,435                8,368
  Merrill Lynch & Co., Inc.                    76,000                7,980
  First Union Corp.                           205,932                7,671
o Viacom Inc. Class B                         143,800                7,585
  U S WEST, Inc.                              103,782                7,537
  Minnesota Mining &
   Manufacturing Co.                           84,700                7,501
o Micron Technology, Inc.                      56,200                7,081
  FleetBoston Financial Corp.                 189,037                6,900
  Colgate-Palmolive Co.                       121,900                6,872
  The Boeing Co.                              180,086                6,832
  Target Corp.                                 89,818                6,714
  Monsanto Co.                                130,000                6,695
  Computer Associates
   International, Inc.                        111,400                6,593
o Global Crossing Ltd.                        160,715                6,579
  The Bank of New York Co., Inc.              155,600                6,467
  Kimberly-Clark Corp.                        113,992                6,383
  Freddie Mac                                 144,200                6,372
  United Technologies Corp.                   100,000                6,319
  Electronic Data Systems Corp.                97,500                6,258
  Pharmacia & Upjohn, Inc.                    105,090                6,227
  Automatic Data Processing, Inc.             128,200                6,186
  Texaco Inc.                                 115,300                6,183
  Marsh & McLennan Cos., Inc.                  54,650                6,029
  Anheuser-Busch Cos., Inc.                    96,414                6,002
o Analog Devices, Inc.                         73,400                5,913
  Unilever NV ADR                             118,442                5,700
  Atlantic Richfield Co.                       66,400                5,644
o Xilinx, Inc.                                 67,200                5,565
  Alcoa Inc.                                   77,600                5,451
  Walgreen Co.                                209,300                5,389
o Tellabs, Inc.                                83,700                5,272
  The Seagram Co. Ltd.                         88,500                5,266
  Dow Chemical Co.                             45,850                5,227
o Network Appliance, Inc.                      62,800                5,197
o Solectron Corp.                             122,000                4,888
o Clear Channel
   Communications, Inc.                        70,200                4,848
  Emerson Electric Co.                         90,800                4,801
o Safeway, Inc.                               106,100                4,801
  J.P. Morgan & Co., Inc.                      36,242                4,775
  Firstar Corp.                               208,149                4,774
o Costco Wholesale Corp.                       89,512                4,705
  Lowe's Cos., Inc.                            79,700                4,652
o Apple Computer, Inc.                         34,000                4,618
o LSI Logic Corp.                              62,000                4,503
  MBNA Corp.                                  166,650                4,250
  PE Corp.-PE Biosystems Group                 43,500                4,198
  Gannett Co., Inc.                            58,700                4,131
  ALLTEL Corp.                                 65,500                4,131
o 3Com Corp.                                   73,500                4,088
  Fifth Third Bancorp                          64,350                4,054
  Allstate Corp.                              170,054                4,049
  First Data Corp.                             91,200                4,036
  Duke Energy Corp.                            74,081                3,889
  Williams Cos., Inc.                          87,700                3,853
  SunTrust Banks, Inc.                         65,600                3,788
  Baxter International, Inc.                   59,000                3,699
  International Paper Co.                      86,389                3,693
  Halliburton Co.                              90,000                3,690
  Eastman Kodak Co.                            67,900                3,688
o Guidant Corp.                                62,300                3,664
o Best Buy Co., Inc.                           42,300                3,638
  Household International, Inc.                97,088                3,623
o Gateway, Inc.                                66,900                3,546
  Xerox Corp.                                 135,996                3,536
  Omnicom Group Inc.                           37,000                3,457
  Illinois Tool Works, Inc.                    62,300                3,442
  U.S. Bancorp                                155,703                3,406
  Sara Lee Corp.                              188,700                3,397
o AES Corp.                                    43,000                3,386
  Conoco Inc. Class B                         131,939                3,381
o ADC Telecommunications, Inc.                 62,400                3,362
o Kohl's Corp.                                 32,200                3,301
  Washington Mutual, Inc.                     123,941                3,284
  Associates First Capital Corp.              149,912                3,214
  State Street Corp.                           33,000                3,197
  Mellon Financial Corp.                      108,300                3,195
o KLA-Tencor Corp.                             37,600                3,168
  Southern Co.                                145,200                3,158
  Carnival Corp.                              127,100                3,154
  Northern Trust Corp.                         45,900                3,101
  Columbia/HCA Healthcare Corp.               120,145                3,041
  CVS Corp.                                    80,600                3,028
o Comverse Technology, Inc.                    15,900                3,005
o The Kroger Co.                              169,100                2,970
  American General Corp.                       52,295                2,935
o Teradyne, Inc.                               35,600                2,928
  Caterpillar, Inc.                            74,200                2,926
o Conexant Systems, Inc.                       40,900                2,904
  Campbell Soup Co.                            94,200                2,897
  Linear Technology Corp.                      51,852                2,852
  Wachovia Corp.                               42,200                2,851
  PNC Financial Services Group                 62,800                2,830
  Adobe Systems, Inc.                          25,300                2,816
o Lexmark International
   Group, Inc. Class A                         26,600                2,813
  National City Corp.                         136,082                2,807
  Bestfoods                                    58,800                2,753
o Computer Sciences Corp.                      34,700                2,746
o Cendant Corp.                               148,234                2,742

--------------------------------------------------------------------------------
                                                                    MARKET
                                                                    VALUE*
ASSET ALLOCATION FUND                          SHARES                (000)
--------------------------------------------------------------------------------
  Albertson's, Inc.                            87,736           $    2,720
  Weyerhaeuser Co.                             47,700                2,719
  Interpublic Group of Cos., Inc.              56,100                2,651
  CIGNA Corp.                                  34,700                2,629
o Seagate Technology Inc.                      43,400                2,615
  Paychex, Inc.                                49,900                2,614
  Sysco Corp.                                  73,100                2,609
  H.J. Heinz Co.                               74,700                2,605
  The Hartford Financial Services
   Group Inc.                                  49,100                2,590
  Cardinal Health, Inc.                        56,050                2,571
o BMC Software, Inc.                           51,700                2,553
  Pitney Bowes, Inc.                           56,500                2,525
o Citrix Systems, Inc.                         37,900                2,511
  Sears, Roebuck & Co.                         81,100                2,504
  Harley-Davidson, Inc.                        31,400                2,492
  AFLAC, Inc.                                  54,700                2,492
  Providian Financial Corp.                    28,600                2,477
  Circuit City Stores, Inc.                    40,600                2,472
  Phillips Petroleum Co.                       53,300                2,465
  NIKE, Inc. Class B                           59,800                2,370
  Molex, Inc.                                  40,250                2,365
  The Chubb Corp.                              34,900                2,358
  Lehman Brothers Holdings, Inc.               24,300                2,357
  General Mills, Inc.                          64,300                2,327
o FedEx Corp.                                  59,220                2,310
  Transocean Sedco Forex Inc.                  43,207                2,217
o National Semiconductor Corp.                 36,500                2,213
  Kellogg Co.                                  85,300                2,186
  Burlington Northern
   Santa Fe Corp.                              98,696                2,184
o Biogen, Inc.                                 31,200                2,180
  Southwest Airlines Co.                      104,300                2,171
  General Dynamics Corp.                       43,400                2,159
  Tandy Corp.                                  41,128                2,087
  United Healthcare Corp.                      34,900                2,081
o Novell, Inc.                                 72,300                2,070
  Scientific-Atlanta, Inc.                     32,400                2,055
  Coastal Corp.                                44,000                2,024
  Rohm & Haas Co.                              45,239                2,019
  Dover Corp.                                  41,800                2,001
  Deere & Co.                                  52,300                1,987
  Kansas City Southern
   Industries, Inc.                            23,100                1,985
  Union Pacific Corp.                          50,600                1,980
  PPG Industries, Inc.                         37,600                1,967
  Dominion Resources, Inc.                     50,778                1,952
o Staples, Inc.                                97,400                1,948
  May Department Stores Co.                    68,300                1,947
  Baker Hughes, Inc.                           64,160                1,941
  Capital One Financial Corp.                  40,200                1,927
  El Paso Energy Corp.                         47,400                1,914
  Coca-Cola Enterprises, Inc.                  88,700                1,913
  Masco Corp.                                  91,800                1,882
  Delphi Automotive Systems Corp.             116,718                1,867
  Textron, Inc.                                30,500                1,857
o Boston Scientific Corp.                      86,500                1,844
  The McGraw-Hill Cos., Inc.                   40,400                1,838
  ConAgra, Inc.                               101,000                1,831
  Tribune Co.                                  49,900                1,824
o Advanced Micro Devices, Inc.                 31,700                1,809
  Wrigley, (Wm.) Jr. Co.                       23,500                1,805
  BB&T Corp.                                   64,300                1,804
  The Limited, Inc.                            42,688                1,798
o Federated Department
   Stores, Inc.                                42,100                1,758
  KeyCorp                                      91,800                1,744
  Ralston-Ralston Purina Group                 63,400                1,736
  Franklin Resources Corp.                     51,900                1,735
  Texas Utilities Co.                          57,641                1,711
  FPL Group, Inc.                              36,900                1,700
  Waste Management, Inc.                      123,910                1,696
  Aetna Inc.                                   30,406                1,693
  The Quaker Oats Co.                          27,700                1,679
  USX-Marathon Group                           64,000                1,668
  Aon Corp.                                    51,625                1,665
  PG&E Corp.                                   78,600                1,651
  Lockheed Martin Corp.                        80,482                1,645
o Unisys Corp.                                 64,500                1,645
  Marriott International, Inc.
   Class A                                     52,100                1,641
  Rockwell International Corp.                 39,200                1,639
  St. Paul Cos., Inc.                          47,856                1,633
  Burlington Resources, Inc.                   43,585                1,613
o Compuware Corp.                              76,300                1,607
  Unicom Corp.                                 43,500                1,588
  The Clorox Co.                               48,600                1,580
  Avon Products, Inc.                          54,200                1,575
  Alcan Aluminium Ltd.                         46,050                1,560
  Occidental Petroleum Corp.                   75,000                1,556
  Union Carbide Corp.                          26,400                1,539
  TRW, Inc.                                    25,900                1,515
  Hershey Foods Corp.                          30,900                1,506
  New York Times Co. Class A                   35,000                1,503
  Dollar General Corp.                         55,431                1,490
  Unocal Corp.                                 50,039                1,489
  Georgia Pacific Group                        37,600                1,488
  TJX Cos., Inc.                               66,700                1,480
  Avery Dennison Corp.                         24,100                1,472
  Public Service Enterprise
   Group, Inc.                                 49,600                1,469
  Ingersoll-Rand Co.                           33,150                1,467
  Reliant Energy, Inc.                         61,822                1,449
  Tenet Healthcare Corp.                       62,700                1,442
  Jefferson-Pilot Corp.                        21,600                1,438
  PECO Energy Corp.                            38,900                1,434
  Comerica, Inc.                               34,050                1,426
  Dow Jones & Co., Inc.                        19,700                1,415
  Lincoln National Corp.                       42,100                1,410
  Delta Air Lines, Inc.                        26,400                1,406
  Danaher Corp.                                27,500                1,403
  Newell Rubbermaid, Inc.                      55,909                1,387
  Consolidated Edison Inc.                     47,700                1,383
  Air Products & Chemicals, Inc.               48,100                1,368
  Allergan, Inc.                               26,700                1,335
  Archer-Daniels-Midland Co.                  128,434                1,333
  Praxair, Inc.                                31,700                1,320
  Becton, Dickinson & Co.                      49,900                1,313

--------------------------------------------------------------------------------
                                                                    MARKET
                                                                    VALUE*
                                               SHARES                (000)
--------------------------------------------------------------------------------
  PaineWebber Group, Inc.                       9,600           $    1,302
  Cincinnati Financial Corp.                   33,800                1,272
  Edison International                         74,700                1,237
  Raytheon Co. Class B                         69,700                1,237
  Amerada Hess Corp.                           19,000                1,228
o Parametric Technology Corp.                  58,000                1,222
  AmSouth Bancorp                              81,000                1,210
  Eaton Corp.                                  15,500                1,209
  Bear Stearns Co., Inc.                       26,187                1,195
  Barrick Gold Corp.                           75,600                1,186
  McKesson HBOC, Inc.                          55,965                1,175
  American Electric Power Co., Inc.            39,400                1,175
  IMS Health, Inc.                             69,300                1,174
  Loews Corp.                                  23,400                1,170
  SLM Holding Corp.                            35,000                1,166
  W.W. Grainger, Inc.                          21,400                1,161
  Apache Corp.                                 23,100                1,149
o Bed Bath & Beyond, Inc.                      29,000                1,142
  The Times Mirror Co. Class A                 12,200                1,134
  Norfolk Southern Corp.                       78,600                1,130
o PeopleSoft, Inc.                             56,000                1,120
  Progressive Corp. of Ohio                    14,600                1,111
o Cabletron Systems, Inc.                      37,700                1,105
  Golden West Financial Corp.                  35,200                1,098
  Huntington Bancshares Inc.                   47,807                1,070
  CenturyTel, Inc.                             28,550                1,060
  MGIC Investment Corp.                        24,000                1,047
  MBIA, Inc.                                   20,100                1,046
  CSX Corp.                                    44,400                1,043
  Champion International Corp.                 19,400                1,033
  Reynolds Metals Co.                          15,300                1,023
  Kerr-McGee Corp.                             17,597                1,016
  Entergy Corp.                                50,300                1,015
  Fort James Corp.                             45,800                1,008
  Synovus Financial Corp.                      53,350                1,007
  Dun & Bradstreet Corp.                       34,900                  999
o AMR Corp.                                    31,300                  998
  Regions Financial Corp.                      43,700                  997
  Columbia Energy Group                        16,800                  995
  T. Rowe Price                                25,200                  995
  Carolina Power & Light Co.                   30,500                  989
  Constellation Energy Group                   30,950                  987
o Tricon Global Restaurants, Inc.              31,700                  985
  FirstEnergy Corp.                            47,700                  984
  Ecolab, Inc.                                 26,700                  980
o Wellpoint Health
   Networks Inc. Class A                       14,000                  978
  Tosco Corp.                                  31,800                  968
  Knight Ridder                                18,900                  963
  H & R Block, Inc.                            21,500                  962
  Parker Hannifin Corp.                        23,125                  955
o Kmart Corp.                                  98,500                  954
  Vulcan Materials Co.                         20,800                  953
  Summit Bancorp                               36,100                  948
  Johnson Controls, Inc.                       17,300                  935
  Anadarko Petroleum Corp.                     24,100                  932
  Florida Progress Corp.                       20,100                  922
o Sealed Air Corp.                             16,915                  919
  Whirlpool Corp.                              15,600                  915
  Dana Corp.                                   32,359                  912
  Union Planters Corp.                         29,600                  912
  Mattel, Inc.                                 86,687                  905
o Office Depot, Inc.                           78,200                  904
  Willamette Industries, Inc.                  22,500                  903
  Nucor Corp.                                  17,800                  890
o Toys R Us, Inc.                              59,500                  881
  Leggett & Platt, Inc.                        40,900                  879
  Genuine Parts Co.                            36,650                  875
  Biomet, Inc.                                 24,000                  873
  SouthTrust Corp.                             34,300                  873
  Ameren Corp.                                 28,200                  872
  Fortune Brands, Inc.                         34,800                  870
o AutoZone Inc.                                30,800                  855
  DTE Energy Co.                               29,400                  853
  Phelps Dodge Corp.                           17,803                  846
  UnumProvident Corp.                          49,591                  843
  Sabre Holdings Corp.                         22,619                  835
o Adaptec, Inc.                                21,500                  830
  PACCAR, Inc.                                 16,440                  822
o NCR Corp.                                    20,000                  803
  Nordstrom, Inc.                              27,100                  799
  Old Kent Financial Corp.                     24,700                  798
  Sherwin-Williams Co.                         36,200                  794
  Brown-Forman Corp. Class B                   14,500                  789
o Watson Pharmaceuticals, Inc.                 19,800                  786
  International Flavors &
   Fragrances, Inc.                            22,400                  785
o ALZA Corp.                                   20,900                  785
  SAFECO Corp.                                 29,400                  781
  Nabisco Group Holdings Corp.                 64,900                  779
  Equifax, Inc.                                30,800                  778
  J.C. Penney Co., Inc.                        51,000                  759
  Black & Decker Corp.                         19,900                  747
  The Mead Corp.                               21,100                  737
  The Goodyear Tire & Rubber Co.               31,600                  737
  Union Pacific Resources
   Group, Inc.                                 50,622                  734
o Inco Ltd.                                    39,998                  732
  GPU, Inc.                                    26,700                  731
  Central & South West Corp.                   42,600                  727
  Conseco Inc.                                 63,545                  727
  Eastman Chemical Co.                         15,950                  726
  Northrop Grumman Corp.                       13,700                  725
  PPL Corp.                                    34,100                  714
  Sempra Energy                                42,592                  713
  Westvaco Corp.                               21,300                  711
  Newmont Mining Corp.                         31,546                  708
  Torchmark Corp.                              30,300                  701
  New Century Energies, Inc.                   22,900                  688
  Cinergy Corp.                                31,918                  686
o Mirage Resorts, Inc.                         35,400                  686
  Cooper Industries, Inc.                      19,557                  685
  Liz Claiborne, Inc.                          14,900                  683
  Young & Rubicam Inc.                         14,500                  682
  The BFGoodrich Co.                           22,800                  654
  R.R. Donnelley & Sons Co.                    31,100                  651
  Hasbro, Inc.                                 39,450                  651
  ITT Industries, Inc.                         20,600                  640

--------------------------------------------------------------------------------
                                                                    MARKET
                                                                    VALUE*
ASSET ALLOCATION FUND                          SHARES                (000)
--------------------------------------------------------------------------------
  Autodesk, Inc.                               13,900           $      632
  Bausch & Lomb, Inc.                          12,100                  631
o Thermo Electron Corp.                        30,900                  630
  Countrywide Credit
   Industries, Inc.                            23,100                  629
o Navistar International Corp.                 15,580                  625
  PerkinElmer, Inc.                             9,400                  625
o Ceridian Corp.                               32,500                  624
  Maytag Corp.                                 18,700                  619
  Tektronix, Inc.                              11,050                  619
  VF Corp.                                     25,528                  614
  Northern States Power Co.                    30,600                  608
  UST, Inc.                                    38,200                  597
  Winn-Dixie Stores, Inc.                      30,700                  597
  Hilton Hotels Corp.                          76,800                  595
  Darden Restaurants Inc.                      33,300                  593
o US Airways Group, Inc.                       21,200                  590
  Temple-Inland Inc.                           11,800                  588
  Sigma-Aldrich Corp.                          20,900                  562
  Placer Dome, Inc.                            67,600                  549
  Wendy's International, Inc.                  27,200                  549
  Harcourt General, Inc.                       14,663                  546
  Pall Corp.                                   24,266                  544
  SuperValu Inc.                               28,500                  540
o Owens-Illinois, Inc.                         31,900                  538
  Sunoco, Inc.                                 19,467                  533
  Fluor Corp.                                  17,100                  530
o Rowan Cos., Inc.                             17,900                  527
o Niagara Mohawk Holdings Inc.                 38,500                  520
  Ashland, Inc.                                15,500                  518
o Harrah's Entertainment, Inc.                 26,800                  497
  The Stanley Works                            18,800                  496
  Pinnacle West Capital Corp.                  17,500                  493
o HEALTHSOUTH Corp.                            88,100                  490
  Millipore Corp.                               8,600                  485
o Freeport-McMoRan Copper &
   Gold Inc. Class B                           40,000                  483
o St. Jude Medical, Inc.                       18,500                  478
  C.R. Bard, Inc.                              12,200                  472
  Engelhard Corp.                              30,850                  467
  Deluxe Corp.                                 17,300                  458
  USX-U.S. Steel Group                         17,940                  449
o FMC Corp.                                     7,800                  441
  Great Lakes Chemical Corp.                   12,800                  435
  Mallinckrodt, Inc.                           15,100                  434
o Andrew Corp.                                 18,275                  418
  Crown Cork & Seal Co., Inc.                  26,100                  418
  Allegheny Technologies Inc.                  20,555                  412
  Bemis Co., Inc.                              11,000                  406
o Quintiles Transnational Corp.                23,300                  398
  Dillard's Inc.                               23,900                  393
  Brunswick Corp.                              20,700                  392
o Silicon Graphics, Inc.                       36,646                  387
  Ryder System, Inc.                           16,700                  379
  Adolph Coors Co. Class B                      7,900                  378
  CMS Energy Corp.                             20,800                  377
  Boise Cascade Corp.                          10,300                  358
  NICOR, Inc.                                  10,800                  356
  Crane Co.                                    14,537                  343
  Snap-On Inc.                                 12,950                  339
  Hercules, Inc.                               20,900                  337
  Meredith Corp.                               11,700                  324
o Manor Care, Inc.                             23,200                  313
  Cummins Engine Co., Inc.                      8,300                  312
  Centex Corp.                                 13,000                  310
  Thomas & Betts Corp.                         10,900                  308
  Louisiana-Pacific Corp.                      22,100                  307
o Pactiv Corp.                                 34,500                  302
  Rite Aid Corp.                               53,100                  292
  American Greetings
   Corp. Class A                               15,700                  287
  Alberto-Culver Co. Class B                   11,800                  281
  Potlatch Corp.                                6,100                  262
o Allied Waste Industries, Inc.                38,900                  255
o Consolidated Stores, Inc.                    22,100                  251
  Shared Medical Systems Corp.                  4,800                  249
  Eastern Enterprises                           4,100                  245
  Homestake Mining Co.                         40,900                  245
  Worthington Industries, Inc.                 19,550                  242
o Humana, Inc.                                 32,800                  240
  Briggs & Stratton Corp.                       5,800                  239
  Polaroid Corp.                                9,762                  232
  Pulte Corp.                                  10,900                  228
  Jostens Inc.                                  9,000                  219
  Ball Corp.                                    6,300                  218
  Cooper Tire & Rubber Co.                     17,300                  217
  National Service Industries, Inc.            10,200                  215
  The Timken Co.                               13,000                  211
  Owens Corning                                10,400                  202
  Peoples Energy Corp.                          7,300                  200
  Tupperware Corp.                             12,500                  198
  Longs Drug Stores, Inc.                       8,500                  193
o W.R. Grace & Co.                             15,100                  192
  IKON Office Solutions, Inc.                  25,800                  160
  Great Atlantic & Pacific
   Tea Co., Inc.                                8,000                  156
  Kaufman & Broad Home Corp.                    6,900                  148
  Armstrong World Industries Inc.               8,200                  147
  ONEOK, Inc.                                   5,800                  145
  Springs Industries Inc. Class A               3,800                  144
o Bethlehem Steel Corp.                        23,500                  141
  Russell Corp.                                 8,400                  120
  Milacron Inc.                                 7,500                  108
o Reebok International Ltd.                    11,600                  107
  McDermott International, Inc.                11,400                  105
  NACCO Industries, Inc. Class A                1,760                   84
  Arch Coal, Inc.                               3,815                   27
o Siebel Systems, Inc.                            204                   24
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $1,012,717)                                              2,651,581
--------------------------------------------------------------------------------






                                               FACE
                                             AMOUNT
                                              (000)
--------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS (58.3%)
--------------------------------------------------------------------------------
U.S. TREASURY BONDS
  5.25%, 11/15/2028                          $154,760              138,564
  5.25%, 2/15/2029                             65,000               58,292
  5.50%, 8/15/2028                            266,030              246,844
  6.125%, 11/15/2027                          163,410              165,023

--------------------------------------------------------------------------------
                                                 FACE               MARKET
                                               AMOUNT               VALUE*
                                                (000)                (000)
--------------------------------------------------------------------------------
  6.125%, 8/15/2029                          $ 37,500           $   38,269
  6.375%, 8/15/2027                           214,210              223,115
  6.50%, 11/15/2026                           206,160              217,528
  6.875%, 8/15/2025                           110,715              121,649
  7.125%, 2/15/2023                           393,345              439,964
  7.25%, 5/15/2016                            140,550              155,295
  7.50%, 11/15/2016                            73,440               83,166
  7.50%, 11/15/2024                            96,490              113,294
  7.625%, 11/15/2022                           87,370              102,939
  7.625%, 2/15/2025                            72,585               86,528
(2)8.00%, 11/15/2021                          162,520              197,886
  8.125%, 8/15/2019                            86,720              105,424
(2)8.125%, 5/15/2021                          202,095              248,138
  8.125%, 8/15/2021                           151,830              186,669
  8.50%, 2/15/2020                            172,034              216,930
  8.75%, 5/15/2017                            189,830              239,822
  8.75%, 5/15/2020                             84,400              108,968
  8.75%, 8/15/2020                            132,500              171,379
  8.875%, 8/15/2017                           207,560              265,430
  8.875%, 2/15/2019                           173,460              224,414
  10.375%, 11/15/2012                         129,608              159,525
  10.625%, 8/15/2015                           82,260              117,472
  11.25%, 2/15/2015                            87,300              129,037
  11.75%, 11/15/2014                          104,775              144,300
  12.00%, 8/15/2013                           186,435              252,053
  12.75%, 11/15/2010                            7,220                9,288
  14.00%, 11/15/2011                           17,300               24,178
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT OBLIGATIONS
  (COST $5,070,475)                                              4,991,383
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (14.6%)(1)
--------------------------------------------------------------------------------
COMMERCIAL PAPER (5.2%)
AIG Funding Inc.
  5.86%, 5/18/2000                             24,000               23,820
Coca-Cola Co.
  5.72%, 4/28/2000                             30,000               29,874
  6.03%, 6/5/2000                              50,000               49,456
E.I. du Pont de Nemours & Co.
  5.904%, 4/27/2000                            50,000               49,800
  6.04%,  6/5/2000                             30,000               29,673
Ford Motor Credit Co.
  5.99%, 6/14/2000                             80,000               79,015
General Electric Capital Corp.
  5.91%, 6/2/2000                              25,000               24,749
General Motors Acceptance Corp.
  6.05%, 6/6/2000                              80,000               79,113
International Lease Finance Corp.
  5.90%, 5/15/2000                             80,000               79,439
                                                                  --------
                                                                   444,939
                                                                  --------


--------------------------------------------------------------------------------
                                                 FACE               MARKET
                                               AMOUNT               VALUE*
                                                (000)                (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (9.4%)
Collateralized by U.S. Government
     Obligations in a Pooled
     Cash Account
     6.12%, 4/3/2000                         $395,161          $   395,161
     6.14%, 4/3/2000--Note F                  405,520              405,520
                                                                   -------
                                                                   800,681
                                                                   -------
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $1,245,586)                                              1,245,620
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (103.9%)
  (COST $7,328,778)                                              8,888,584
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-3.9%)
--------------------------------------------------------------------------------
Other Assets--Note C                                              100,465
Security Lending Collateral Payable
     to Brokers--Note F                                          (405,520)
                                                                 ---------
Other Liabilities                                                 (31,220)
                                                                 ---------
                                                                 (336,275)
                                                                 ---------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 340,158,990 outstanding $0.001
  par value shares of beneficial interest
  (unlimited authorization)                                    $8,552,309
================================================================================
NET ASSET VALUE PER SHARE                                          $25.14
================================================================================
 *See Note A in Notes to  Financial  Statements.
 oNon-Income-Producing Security.
(1)The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 40.5% and 5.1%, respectively, of net assets. See Note E in Notes to Financial Statements.
(2)Securities with an aggregate value of $97,920,000 have been segregated as initial margin for open futures contracts. ADR--American Depositary Receipt.










--------------------------------------------------------------------------------
AT MARCH 31, 2000, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                               AMOUNT                  PER
                                                (000)                SHARE
--------------------------------------------------------------------------------
Paid in Capital                            $6,690,600               $19.67
Undistributed Net
  Investment Income                            82,986                  .24
Accumulated Net
  Realized Gains                              155,036                  .46
Unrealized Appreciation--Note E
  Investment Securities                     1,559,806                 4.58
  Futures Contracts                            63,881                  .19
--------------------------------------------------------------------------------
NET ASSETS                                 $8,552,309               $25.14
================================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If the fund invested in futures contracts during the period, the results of these investments are shown separately.

--------------------------------------------------------------------------------
                                                           ASSET ALLOCATION FUND
                                                 SIX MONTHS ENDED MARCH 31, 2000
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Dividends                                                          $ 16,714
    Interest                                                            175,479
    Security Lending                                                        428
                                                                       ---------
       Total Income                                                     192,621
                                                                       ---------
EXPENSES
   Investment Advisory Fees--Note B
       Basic Fee                                                          4,563
       Performance Adjustment                                              (709)
   The Vanguard Group--Note C
       Management and Administrative                                     14,929
       Marketing and Distribution                                           660
   Custodian Fees                                                            44
   Auditing Fees                                                             16
   Shareholders' Reports                                                    111
   Trustees' Fees and Expenses                                                5
                                                                       ---------
       Total Expenses                                                    19,619
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                   173,002
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
   Investment Securities Sold                                           180,960
   Futures Contracts                                                     (1,805)
--------------------------------------------------------------------------------
REALIZED NET GAIN                                                       179,155
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
   Investment Securities                                                394,768
   Futures Contracts                                                    115,289
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                        510,057
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   $862,214
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

-----------------------------------------------------------------------------------------------------------
                                                                                   ASSET ALLOCATION FUND
                                                                          ----- ---------------------------
                                                                             SIX MONTHS                YEAR
                                                                                  ENDED               ENDED
                                                                          MAR. 31, 2000       SEP. 30, 1999
                                                                                  (000)               (000)
-----------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
   Net Investment Income                                                   $   173,002         $   261,315
   Realized Net Gain                                                           179,155             477,764
   Change in Unrealized Appreciation (Depreciation)                            510,057             102,998
                                                                           --------------------------------
      Net Increase in Net Assets Resulting from Operations                     862,214             842,077
                                                                           --------------------------------
DISTRIBUTIONS
    Net Investment Income                                                     (182,342)           (263,532)
    Realized Capital Gain                                                     (330,279)           (308,685)
                                                                           --------------------------------
      Total Distributions                                                     (512,621)           (572,217)
                                                                           --------------------------------
CAPITAL SHARE TRANSACTIONS1
     Issued                                                                    953,909           3,038,828
     Issued in Lieu of Cash Distributions                                      493,894             550,958
     Redeemed                                                               (1,427,208)         (1,314,040)
                                                                           --------------------------------
        Net Increase from Capital Share Transactions                            20,595           2,275,746
-----------------------------------------------------------------------------------------------------------
     Total Increase                                                            370,188           2,545,606
-----------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Period                                                      8,182,121           5,636,515
                                                                           --------------------------------
    End of Period                                                           $8,552,309          $8,182,121
===========================================================================================================

1Shares Issued (Redeemed)
    Issued                                                                      39,569             123,320
    Issued in Lieu of Cash Distributions                                        20,682              23,236
    Redeemed                                                                   (59,477)            (53,361)
                                                                           --------------------------------
       Net Increase in Shares Outstanding                                          774              93,195
===========================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

---------------------------------------------------------------------------------------------------------------
                                                                       ASSET ALLOCATION FUND
                                                                       YEAR ENDED SEPTEMBER 30,
FOR A SHARE OUTSTANDING               SIX MONTHS ENDED    -----------------------------------------------------
THROUGHOUT EACH PERIOD                 MARCH 31, 2000         1999        1998       1997      1996      1995
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $24.11       $22.90      $21.53     $18.27    $17.03    $13.78
---------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
     Net Investment Income                         .50          .80         .79        .74       .69       .64
     Net Realized and Unrealized Gain
         (Loss) on Investments                    2.02         2.50        2.33       4.29      1.82      3.18
                                              -----------------------------------------------------------------
         Total from Investment Operations         2.52         3.30        3.12       5.03      2.51      3.82
                                              -----------------------------------------------------------------
DISTRIBUTIONS
     Dividends from Net Investment Income         (.53)        (.91)       (.74)      (.72)     (.66)     (.57)
     Distributions from Realized Capital Gains    (.96)       (1.18)      (1.01)     (1.05)     (.61)
                                              -----------------------------------------------------------------
        Total Distributions                      (1.49)       (2.09)      (1.75)     (1.77)    (1.27)     (.57)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                  $25.14       $24.11      $22.90     $21.53    $18.27    $17.03
===============================================================================================================

TOTAL RETURN                                    10.78%       14.68%      15.24%     29.42%    15.27%    28.57%
===============================================================================================================

RATIOS/SUPPLEMENTAL DATA
     Net Assets, End of Period (Millions)       $8,552       $8,182      $5,637     $3,738    $2,341    $1,593
     Ratio of Total Expenses to
         Average Net Assets                     0.47%*        0.49%       0.49%      0.49%     0.47%     0.49%
     Ratio of Net Investment Income to
         Average Net Assets                     4.11%*        3.49%       3.80%      3.96%     4.17%     4.41%
     Portfolio Turnover Rate                      31%*          11%         60%        10%       47%       34%
===============================================================================================================

*Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Asset Allocation Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

     2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. FUTURES CONTRACTS: The fund uses S&P 500 Index futures contracts, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

     Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

     5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

     6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. Mellon Capital Management Corporation provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance for the preceding three years relative to a combined index comprising the S&P 500 Index and the Lehman Brothers Long U.S. Treasury Bond Index. For the six months ended March 31, 2000, the advisory fee represented an effective annual basic rate of 0.11% of the fund's average net assets before a decrease of $709,000 (0.02%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the Board of Trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2000, the fund had contributed capital of $1,647,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 1.6% of Vanguard's capitalization. The fund's Trustees and officers are also Directors and officers of Vanguard.

D. During the six months ended March 31, 2000, the fund purchased $119,491,000 of investment securities and sold $832,151,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $1,157,666,000 and $345,449,000, respectively.

E. At March 31, 2000, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $1,559,806,000, consisting of unrealized gains of $1,709,290,000 on securities that had risen in value since their purchase and $149,484,000 in unrealized losses on securities that had fallen in value since their purchase.

     At March 31, 2000, the aggregate settlement value of open futures contracts expiring in June 2000 and the related unrealized appreciation were:

--------------------------------------------------------------------------------
                                                          (000)
                                             -----------------------------------
                                                 AGGREGATE
                      NUMBER  OF                 SETTLEMENT        UNREALIZED
FUTURES CONTRACTS    LONG CONTRACTS                VALUE          APPRECIATION
--------------------------------------------------------------------------------
 S&P 500 Index          2,139                     $810,307           $63,881
--------------------------------------------------------------------------------


F. The market value of securities on loan to broker/dealers at March 31, 2000, was $542,625,000, for which the fund had received as collateral cash of $405,520,000 and U.S. Treasury securities with a market value of $145,938,000. Cash collateral received is invested in repurchase agreements. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

THE VANGUARD(R) FAMILY OF FUNDS

STOCK FUNDS
----------------------------------------
500 Index Fund
Aggressive Growth Fund
Capital Opportunity Fund
Convertible Securities Fund
Emerging  Markets Stock
 Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer(TM) Fund
Extended Market Index Fund*
Global Equity Fund
Gold and  Precious  Metals Fund
Growth and Income Fund
Growth Index Fund*
Health Care Fund
Institutional  Index Fund*
International  Growth Fund
International  Value Fund
Mid-Cap  Index  Fund*
Morgan(TM)  Growth  Fund
Pacific  Stock Index Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap  Growth Index Fund*
Small-Cap  Index  Fund*
Small-Cap   Value  Index  Fund*
Tax-Managed   Capital
 Appreciation Fund*
Tax-Managed Growth and
  Income Fund*
Tax-Managed International Fund*
Tax-Managed  Small-Cap Fund*
Total  International  Stock
  Index Fund
Total Stock  Market  Index Fund*
U.S.  Growth Fund
Utilities  Income Fund
Value Index Fund*
Windsor(TM) Fund
Windsor(TM) II Fund

BALANCED FUNDS
----------------------------------------
Asset Allocation Fund
Balanced Index Fund
Global  Asset   Allocation  Fund
LifeStrategy(R)   Conservative
 Growth  Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate
 Growth Fund
STAR(TM) Fund
Tax-Managed  Balanced Fund
Wellesley(R)  Income Fund
Wellington(TM) Fund

BOND FUNDS
----------------------------------------
Admiral(TM)  Intermediate-Term
 Treasury Fund
Admiral(TM) Long-Term Treasury
 Fund
Admiral(TM)  Short-Term  Treasury
  Fund
GNMA  Fund
High-Yield  Corporate  Fund
High-Yield  Tax-Exempt Fund
Insured Long-Term Tax-Exempt
 Fund
Intermediate-Term Bond
 Index Fund
Intermediate-Term  Corporate Fund
Intermediate-Term  Tax-Exempt
 Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Preferred Stock Fund
Short-Term Bond Index Fund
Short-Term  Corporate Fund*
Short-Term  Federal Fund
Short-Term  Tax-Exempt  Fund
Short-Term  Treasury Fund
State Tax-Exempt Bond Funds
(California,  Florida,
 Massachusetts, New Jersey,
 New York, Ohio, Pennsylvania)
Total Bond Market Index Fund*

MONEY MARKET FUNDS
----------------------------------------
Admiral(TM) Treasury Money
 Market Fund
Federal Money Market Fund
Prime Money Market Fund*
State Tax-Exempt Money Market
 Funds (California, New Jersey,
 New York, Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund









VARIABLE ANNUITY PLAN
----------------------------------------
Balanced  Portfolio
Diversified  Value Portfolio
Equity Income Portfolio
Equity Index  Portfolio
Growth  Portfolio
High-Grade  Bond  Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT  Index  Portfolio
Short-Term  Corporate  Portfolio
Small  Company  Growth Portfolio

*Offers Institutional Shares.

For information about Vanguard funds and our variable annuity plan, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge,
PA 19482-2600.
Read it carefully before you invest or send money.

--------------------------------------------------------------------------------
THE PEOPLE WHO GOVERN YOUR FUND

The Trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund Trustees also serve on the Board of Directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

     Seven of Vanguard's eight board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new Trustees/Directors; and electing Vanguard officers.

     The list below provides a brief description of each Trustee's professional affiliations. Noted in parentheses is the year in which the Trustee joined the Vanguard Board.

TRUSTEES

JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnsono Merck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JOHN C. SAWHILL (1991) President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries, and Newfield Exploration Co.

JAMES O.WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON (1985) Retired Chairman of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.
--------------------------------------------------------------------------------

OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.


VANGUARD MANAGING DIRECTORS

R. GREGORY BARTON  Legal Department.

ROBERT A. DISTEFANO  Information Technology.

JAMES H. GATELY  Individual Investor Group.

KATHLEEN C. GUBANICH  Human Resources.

IAN A. MACKINNON  Fixed Income Group.

F. WILLIAM MCNABB, III  Institutional Investor Group.

MICHAEL S. MILLER  Planning and Development.

RALPH K. PACKARD  Chief Financial Officer.

GEORGE U. SAUTER  Quantitative Equity Group.

[SHIP LOGO]
[THE VANGUARD GROUP(R) LOGO]
Post Office Box 2600
Valley Forge, Pennsylvania 19482-2600

ABOUT OUR COVER

Our cover art, depicting HMS Vanguard at sea, is a reproduction of Leading the Way, a 1984 work created and copyrighted by noted naval artist Tom Freeman, of Forest Hill, Maryland.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036


This report is intended for the fund's
shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.



Q782-042000

(C)2000 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.